Exhibit 99.2

July 2017 Walmart Strategic Agreement

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Plug Power Inc. (the “Company”), including but not limited to statements about the Company’s expectations regarding the number, value and timing of GenKey deployments and the number of Wal-Mart Stores, Inc. (“Walmart”) sites at which such deployments will be made; the anticipated cost of financing under the Walmart agreements and whether such financing will be cash flow positive for the Company; the potential revenues to be received pursuant to the Company’s agreements with Walmart; and the future technology collaboration between the Company and Walmart and the impact such collaboration will have on the Company’s efforts to deploy ProGen in new markets and across new applications. Investors are cautioned that such statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will have been achieved. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements. In particular, the risks and uncertainties include, among other things, the risk that the Company will not obtain the stockholder approval that may be required with respect to the equity arrangements expressed in the agreements with Walmart; the risk that the anticipated benefits of the agreements with Walmart will not be realized when expected, or at all; the possibility that Walmart may terminate its agreements with the Company; the effect of the announcement or pendency of the transactions contemplated by the agreements with Walmart; the risk that the Company continues to incur losses and might never achieve or maintain profitability; the risk that the Company will need to raise additional capital to fund its operations and such capital may not be available; the risk that the Company’s lack of extensive experience in manufacturing and marketing products may impact its ability to manufacture and market products on a profitable and large-scale commercial basis; the risk that unit orders will not ship, be installed and/or be converted to revenue, in whole or in part; the risk that a loss of one or more of the Company’s major customers could result in a material adverse effect on the Company’s financial condition; the risk that a sale of a significant number of shares of stock could depress the market price of the Company’s common stock; the risk of potential losses related to any product liability claims or contract disputes; the risk of loss related to an inability to maintain an effective system of internal controls; the Company’s ability to attract and maintain key personnel; the risks related to the use of flammable fuels in the Company’s products; the risk that pending orders may not convert to purchase orders, in whole or in part; the cost and timing of developing, marketing and selling the Company’s products and the Company’s ability to raise the necessary capital to fund such costs; the Company’s ability to obtain financing arrangements to support the sale or leasing of its products and services to customers; the Company’s ability to achieve the forecasted gross margin on the sale of its products; the cost and availability of fuel and fueling infrastructures for the Company’s products; the risk of elimination of government subsidies and economic incentives for alternative energy products; market acceptance of the Company’s products and services, including GenDrive units; the Company’s ability to establish and maintain relationships with third parties with respect to product development, manufacturing, distribution and servicing and the supply of key product components; the cost and availability of components and parts for the Company’s products; the Company’s ability to develop commercially viable products; the Company’s ability to reduce product and manufacturing costs; the Company’s ability to successfully market, distribute and service its products and services internationally; the Company’s ability to improve system reliability for its products; competitive factors, such as price competition and competition from other traditional and alternative energy companies; the Company’s ability to protect its intellectual property; the cost of complying with current and future federal, state and international governmental regulations; the risks associated with potential future acquisitions; the volatility of the Company’s stock price; and other risks and uncertainties referenced in the Company’s public filings with the U.S. Securities and Exchange Commission (the “SEC”). For additional disclosure regarding these and other risks faced by the Company, see disclosures contained in the Company’s public filings with the SEC, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. Investors should consider these factors in evaluating the forward-looking statements included in this communication and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof, and the Company undertakes no obligation to update such statements as a result of new information. Additional Information about the Transactions and Where to Find It This communication is being made in respect of the transactions between the Company and Walmart, and the related issuance of a warrant, described herein. The issuance of the warrant, and the exercise thereof, with respect to shares of the Company’s common stock representing more than 19.9% of the Company’s shares of common stock outstanding as of the date of issuance of such warrant will be submitted to the Company’s stockholders for their approval (the “Stockholder Approval”). In connection with any meeting of the Company's stockholders at which the Stockholder Approval is sought, the Company intends to file with the SEC a proxy statement (the “Proxy Statement”) that will include a proposal relating to the Stockholder Approval. This communication does not constitute a solicitation of any vote or proxy from any of the Company’s stockholders. Investors are urged to read the Proxy Statement carefully and in its entirety when it becomes available and any other relevant documents or materials filed or to be filed with the SEC or incorporated by reference in the Proxy Statement, because they will contain important information about the transactions between the Company and Walmart, the issuance of the warrant and the proposal relating to the Stockholder Approval. The Proxy Statement will be mailed to the Company’s stockholders. In addition, the Proxy Statement and other documents will be available free of charge at the SEC’s internet website, www.sec.gov. When available, the Proxy Statement and other pertinent documents may also be obtained free of charge at the Investor Relations section of the Company’s website, www.plugpower.com, or by directing a written request to Plug Power Media & Investor Relations, 968 Albany Shaker Road, Latham, New York 12110 or at tel: (518) 738-0269 or email: media@plugpower.com. The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in favor of the Stockholder Approval. Information about the Company’s directors and executive officers is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 10, 2017 and in its definitive proxy statement on Schedule 14A filed with the SEC on May 23, 2017. Additional information regarding these persons and their interests in the transactions will be included in the Proxy Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Forward Looking Statements and Additional Information

Plug Power and Walmart Expand Relationship Multisite Program Deployments at 30 sites expected over next three years Ten sites already under contract and expected to be completed in 2017 Representing ~$80 million in value Improved Financing Terms Low cost financing without restricted cash Resulting in cash flow positive financing for GenDrive and GenFuel infrastructure Warrant Agreement Warrant structure connected to cash payments $600 million overall revenue target Technology Collaboration Leadership in helping develop new ProGen markets and applications Walmart : Early Adoption with Rapid, Consistent Growth - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 - 10 20 30 40 50 60 2014 2015 2016 2017 E 2019 E GenDrive Units GenKey Sites

Warrant Structure Total Warrants of 55,286,696 Priced in two tranches with vesting based on Walmart’s deployment schedule: Tranche Revenue Performance Transaction Date Warrants (Percentage of Total) Exercise Price Vesting 1 $ 200M 7/20/2017 60% of total warrants $2.1231 10% up front; 12.5% for every $50M in payments 2 $ 400M To be determined 40% of total warrants To be determined 5% for every $50M in payments Current Visibility Through 2019 we expect to deploy 30 sites. Ten of these sites are expected to be deployed by year-end 2017 Strike Price Second tranche is priced after completion of the initial $200M commitment; exercise price reset and based on average trading price at the time Value Created for Walmart Warrant structure and two tranche approach allows Walmart to capture a portion of the new value they help create

PLUG POWER Corporate Headquarters 968 Albany Shaker Road, Latham, NY 12110 West Coast 15913 E. Euclid Avenue, Spokane, WA 99216 plugpower.com